July 22, 2021 Holly Energy Partners Announces Quarterly Distribution of $0.35 per LP unit DALLAS--(BUSINESS WIRE) -- The Board of Directors of Holly Energy Partners, L.P. (NYSE:HEP) has declared a cash distribution of $0.35 per unit for the second quarter of 2021. The distribution will be paid on August 13, 2021 to unitholders of record on August 2, 2021. Holly Energy plans to announce results for its second quarter of 2021 on August 3, 2021 before the opening of trading on the NYSE. The Partnership has scheduled a webcast conference on August 3, 2021 at 4:00 p.m. Eastern time to discuss financial results. The webcast may be accessed at: https://event.on24.com/wcc/r/3193021/C51478754BB4C45444F708FB4361577B About Holly Energy Partners, L.P.: Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HollyFrontier Corporation subsidiaries. Holly Energy, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude gathering pipelines, tankage and terminals in Texas, New Mexico, Washington, Idaho, Oklahoma, Utah, Nevada, Wyoming and Kansas as well as refinery processing units in Kansas and Utah. This release is intended to be a qualified notice under Treasury Regulation Section 1.1446-4(b). Please note that one hundred percent (100.0%) of Holly Energy’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, Holly Energy’s distributions to foreign investors are subject to federal income tax withholding at the highest applicable effective tax rate. Forward-looking Statement: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws, including statements regarding funding of capital expenditures and distributions, distributable cash flow coverage and leverage targets. These statements are based on our beliefs and assumptions and those of our general partner using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we and our general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor our general partner can give assurance that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to: • the extraordinary market environment and effects of the COVID-19 pandemic, including the continuation of a material decline in demand for crude oil and refined petroleum products in markets we serve;

• risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored and throughput in our terminals and refinery processing units; • the economic viability of HollyFrontier Corporation, our other customers and our joint ventures' other customers, including any refusal or inability of our or our joint ventures' customers or counterparties to perform their obligations under their contracts; • the demand for refined petroleum products in markets we serve; • our ability to purchase and integrate future acquired operations; • our ability to complete previously announced or contemplated acquisitions; • the availability and cost of additional debt and equity financing; • the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipeline, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; • the effects of current and future government regulations and policies, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic; • delay by government authorities in issuing permits necessary for our business or our capital projects; • our and our joint venture partners' ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; • the possibility of terrorist or cyber-attacks and the consequences of any such attacks; • general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; and • the impact of recent or proposed changes in tax laws and regulations that affect master limited partnerships; and • other financial, operations and legal risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Holly Energy Partners, L.P. Craig Biery, 214-954-6511 Vice President, Investor Relations or Trey Schonter, 214-954-6511 Investor Relations